                                                              EXHIBIT (h)(2)(ii)

[ING FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

     The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                               Sincerely,

                                               /s/ Michael J. Roland
                                               -----------------------------
                                               Michael J. Roland
                                               Executive Vice President and
                                               Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. Mcgann
       --------------------------
Name:  EDWARD G.McGANN
Title: MANAGING DIRECTOR
Duly Authorized

337 E. Doubletree Ranch Rd.           Tel: 480-477-3000
Scottsdale, AZ 85258-2034             Fax: 480-477-2700     ING Investments, LLC
                                      www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                 EFFECTIVE DATE
----                                                 --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A               May 17, 2004
  ING Corporate Leaders Trust - Series B               May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                 June 9, 2003
  ING Disciplined LargeCap Fund                        June 9, 2003
  ING Equity and Bond Fund                             June 9, 2003
  ING Financial Services Fund                          June 9, 2003
  ING LargeCap Growth Fund                             June 9, 2003
  ING LargeCap Value Fund                            February 1, 2004
  ING MidCap Opportunities Fund                        June 9, 2003
  ING MidCap Value Fund                                June 9, 2003
  ING Principal Protection Fund                        June 2, 2003
  ING Principal Protection Fund II                     June 2, 2003
  ING Principal Protection Fund III                    June 2, 2003
  ING Principal Protection Fund IV                     June 2, 2003
  ING Principal Protection Fund V                      June 2, 2003
  ING Principal Protection Fund VI                     June 2, 2003
  ING Principal Protection Fund VII                     May 1, 2003
  ING Principal Protection Fund VIII                 October 1, 2003
  ING Principal Protection Fund IX                   February 2, 2004
  ING Principal Protection Fund X                       May 3, 2004
  ING Principal Protection Fund XI                   August 16, 2004
  ING Principal Protection Fund XII                 November 15, 2004
  ING Principal Protection Fund XIII                February 14, 2005
  ING Principal Protection Fund XIV                   April 25, 2005
  ING Real Estate Fund                                 June 9, 2003
  ING SmallCap Opportunities Fund                      June 9, 2003
  ING SmallCap Value Fund                              June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                       April 7, 2003
  ING GNMA Income Fund                                April 7, 2003
  ING High Yield Bond Fund                            April 7, 2003
  ING Intermediate Bond Fund                          April 7, 2003
  ING Lexington Money Market Trust                    April 7, 2003
  ING Money Market Fund                               April 7, 2003
  ING National Tax-Exempt Bond Fund                   April 7, 2003

ING GET FUND
  ING GET Fund - Series G                             July 14, 2003
  ING GET Fund - Series H                             July 14, 2003
  ING GET Fund - Series I                             July 14, 2003
  ING GET Fund - Series J                             July 14, 2003
  ING GET Fund - Series K                             July 14, 2003
  ING GET Fund - Series L                             July 14, 2003
  ING GET Fund - Series M                             July 14, 2003
  ING GET Fund - Series N                             July 14, 2003
  ING GET Fund - Series P                             July 14, 2003
  ING GET Fund - Series Q                             July 14, 2003
  ING GET Fund - Series R                             July 14, 2003
  ING GET Fund - Series S                             July 14, 2003
  ING GET Fund - Series T                             July 14, 2003
  ING GET Fund - Series U                             July 14, 2003
  ING GET Fund - Series V                            March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                   June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                   January 6, 2003
  ING Alliance Mid Cap Growth Portfolio              January 6, 2003
  ING American Funds Growth Portfolio               September 2, 2003
  ING American Funds Growth-Income Portfolio        September 2, 2003
  ING American Funds International Portfolio        September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio    January 13, 2003
  ING Capital Guardian Managed Global Portfolio     January 13, 2003
  ING Capital Guardian Small Cap Portfolio          January 13, 2003
  ING Developing World Portfolio                    January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio     January 6, 2003
  ING Evergreen Health Sciences Portfolio              May 3, 2004
  ING Evergreen Omega Portfolio                        May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio          January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio         January 6, 2003
  ING Hard Assets Portfolio                         January 13, 2003
  ING International Portfolio                       January 13, 2003
  ING Janus Special Equity Portfolio                January 13, 2003
  ING Jennison Equity Opportunities Portfolio        January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio           January 13, 2003
  ING Julius Baer Foreign Portfolio                 January 13, 2003
  ING Legg Mason Value Portfolio                    January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio            May 1, 2004
  ING LifeStyle Growth Portfolio                       May 1, 2004
  ING LifeStyle Moderate Growth Portfolio              May 1, 2004
  ING LifeStyle Moderate Portfolio                     May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                    January 6, 2003
   ING Liquid Assets Portfolio                           January 6, 2003
   ING Marsico Growth Portfolio                          January 13, 2003
   ING Mercury Focus Value Portfolio                     January 6, 2003
   ING Mercury Large Cap Growth Portfolio                January 6, 2003
   ING MFS Mid Cap Growth Portfolio                      January 13, 2003
   ING MFS Total Return Portfolio                        January 13, 2003
   ING Oppenheimer Main Street Portfolio(R)              January 13, 2003
   ING PIMCO Core Bond Portfolio                         January 13, 2003
   ING PIMCO High Yield Portfolio                        November 5, 2003
   ING Salomon Brothers All Cap Portfolio                January 6, 2003
   ING Salomon Brothers Investors Portfolio              January 6, 2003
   ING Stock Index Portfolio                             November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio      January 13, 2003
   ING T. Rowe Price Equity Income Portfolio             January 13, 2003
   ING UBS U.S. Balanced Portfolio                       January 6, 2003
   ING Van Kampen Equity Growth Portfolio                January 13, 2003
   ING Van Kampen Global Franchise Portfolio             January 13, 2003
   ING Van Kampen Growth and Income Portfolio            January 13, 2003
   ING Van Kampen Real Estate Portfolio                  January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                          November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                           November 3, 2003
   ING Foreign Fund                                        July 1, 2003
   ING Global Equity Dividend Fund                      September 2, 2003
   ING Global Real Estate Fund                           November 3, 2003
   ING International Fund                                November 3, 2003
   ING International SmallCap Growth Fund                November 3, 2003
   ING Precious Metals Fund                              November 3, 2003
   ING Russia Fund                                       November 3, 2003
   ING Worldwide Growth Fund                             November 3, 2003

ING PARTNERS, INC.
   ING Fidelity(R) VIP Contrafund(R) Portfolio          November 15, 2004
   ING Fidelity(R) VIP Equity Income Portfolio          November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                 November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                November 15, 2004

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                 June 2, 2003
   ING Aeltus Money Market Fund                            June 2, 2003
   ING Balanced Fund                                       June 2, 2003

ING SERIES FUND, INC. (CONT.)
  ING Classic Principal Protection Fund II               June 2, 2003
  ING Classic Principal Protection Fund III              June 2, 2003
  ING Classic Principal Protection Fund IV               June 2, 2003
  ING Equity Income Fund                                 June 9, 2003
  ING Global Science and Technology Fund                 June 2, 2003
  ING Government Fund                                    June 2, 2003
  ING Growth Fund                                        June 9, 2003
  ING Index Plus LargeCap Fund                           June 9, 2003
  ING Index Plus MidCap Fund                             June 9, 2003
  ING Index Plus Protection Fund                         June 2, 2003
  ING Index Plus SmallCap Fund                           June 9, 2003
  ING International Growth Fund                        November 3, 2003
  ING Small Company Fund                                 June 9, 2003
  ING Strategic Allocation Balanced Fund                 June 2, 2003
  ING Strategic Allocation Growth Fund                   June 2, 2003
  ING Strategic Allocation Income Fund                   June 2, 2003
  ING Value Opportunity Fund                             June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio         July 7, 2003
  ING VP Strategic Allocation Growth Portfolio           July 7, 2003
  ING VP Strategic Allocation Income Portfolio           July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                     July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                 June 13, 2003
  ING GET U.S. Core Portfolio - Series 2              September 12, 2003
  ING GET U.S. Core Portfolio - Series 3               December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                 June 11, 2004
  ING GET U.S. Core Portfolio - Series 6              September 10, 2004
  ING GET U.S. Core Portfolio - Series 7               December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                 March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                 June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1               TBD
  ING GET U.S. Opportunity Portfolio - Series 2               TBD
  ING VP Worldwide Growth Portfolio                    November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio         July 7, 2003
  ING VP Growth Portfolio                                July 7, 2003
  ING VP Index Plus LargeCap Portfolio                   July 7, 2003
  ING VP Index Plus MidCap Portfolio                     July 7, 2003

ING VARIABLE PORTFOLIOS, INC. (CONT.)
  ING VP Index Plus SmallCap Portfolio                                       July 7, 2003
  ING VP International Equity Portfolio                                    November 3, 2003
  ING VP Small Company Portfolio                                             July 7, 2003
  ING VP Value Opportunity Portfolio                                         July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                              October 6, 2003
  ING VP Disciplined LargeCap Portfolio                                     October 6, 2003
  ING VP Financial Services Portfolio                                        May 1, 2004
  ING VP High Yield Bond Portfolio                                          October 6, 2003
  ING VP International Value Portfolio                                     November 3, 2003
  ING VP LargeCap Growth Portfolio                                          October 6, 2003
  ING VP MagnaCap Portfolio                                                 October 6, 2003
  ING VP MidCap Opportunities Portfolio                                     October 6, 2003
  ING VP Real Estate Portfolio                                                May 1, 2004
  ING VP SmallCap Opportunities Portfolio                                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                              July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                          November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                           July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                July 7, 2003

ING VP NATURAL RESOURCES TRUST                                              October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                            October 6, 2003
  The Bond Portfolio                                                        October 6, 2003
  The Money Market Portfolio                                                October 6, 2003
  The Stock Portfolio                                                       October 6, 2003